Filed Pursuant to Rule 497(e)
Registration Nos. 333-250955; 811-23622

ASYMmetric Smart S&P 500® ETF (ASPY)
(the “Fund”)

May 22, 2023

Supplement to the Summary Prospectus,
Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2023

Effective May 30, 2023, the following updates are made to the Fund’s Summary Prospectus, Prospectus, and SAI:
The following replaces the section entitled “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus and Prospectus:
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.asymshares.com/aspy.
The following replaces the third paragraph in the section entitled “Overview” in the Fund’s Prospectus:
Shares of the Fund (the “Shares”) will be listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange from its NAV. Unlike a conventional mutual fund, Shares are not individually redeemable directly with the Fund. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Creation Units of the Fund are issued and redeemed in cash and/or in-kind for securities and portfolio component cash included in the Fund. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, the Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
The following replaces the first paragraph in the section entitled “Creation and Redemption of Creation Units” in the Fund’s Prospectus:
The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units”. The number of Shares in a Creation Unit may change in the event of a share split, reverse split, or similar revaluation. The Fund may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank, or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for the Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether the Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to the Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.
The following replaces the fourth paragraph in the section entitled “General Description of the Trust and the Fund” in the Fund’s SAI:
The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of “in-kind” securities and portfolio component cash specified by the Adviser (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.
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